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EXHIBIT
10.1 STOCK PURCHASE AGREEMENT



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                            STOCK PURCHASE AGREEMENT

       THIS STOCK PURCHASE AGREEMENT ("Agreement"), dated as of March 17th, 2000 is by and between E-NET FINANCIAL.COM CORPORATION (the "PURCHASER"), and TONY TSENG and CHRISTINA LEE (jointly referred to as "SELLER").

                               W I T N E S S E T H

       WHEREAS, Seller currently owns 100% of the issued and outstanding shares (the "Shares") of ExpiDoc.com, Inc. (the "Company");

       WHEREAS, SELLER desires to sell to each of the PURCHASERS and PURCHASERS desire to purchase from SELLER, 100% of SELLER's right, title and interest in and to the Shares of the Company subject to the terms and conditions set forth herein.

       NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

                                    ARTICLE 1

                         SALE AND PURCHASE OF THE SHARES

1.   SALE OF THE SHARES.

     1.1 SELLER shall transfer the Shares to PURCHASER in exchange for a total of 24,000 shares of restricted common stock of E-Net Financial.com (the "ENNT shares"), a contribution of one hundred twenty-five thousand dollars ($125,000.00) into Expidoc.com, and a reinvestment of fifty thousand dollars ($50,000) into Expidoc.com payable from the first fifty thousand dollars of profit received by PURCHASER by virtue of the ownership of the Shares.

     1.2 It is hereby understood that such common shares shall be entitled to registration in the event PURCHASER files a registration statement with the Securities Exchange Commission during the one year period of time following the date of this Agreement.

     1.3 The Shares shall be issued in two separate certificates: one certificate payable issued to Tony Tseng for 12,000 ENNT shares; and, one certificate issued to Christina Lee for 12,000 ENNT shares.

     1.4 As soon as practicable after the execution of the document, SELLER and PURCHASER shall each deliver the certificates representing the Shares and ENNT shares or other documentary evidence of the Shares to the other.

     1.5 Concurrently with the delivery of the ENNT shares, PURCHASER shall deliver to SELLER an employment agreement, the terms and conditions of which are contained in the Employment Agreement attached hereto as EXHIBIT A-1 AND A-2 and incorporated herein by this reference.

     1.6 Concurrently with the delivery of the ENNT shares and the Shares, PURCHASER shall contribute $125,000 to Expidoc.com.

     1.7 Concurrently with the delivery of the ENNT shares and the Shares, all directors will be caused to resign form the Board of Directors of Expidoc.com. They shall be replaced by Tony Tseng, and two directors appointed by PURCHASER. These directors shall be Vince Rinehart and Scott Presta.

     1.8 Concurrently with the delivery of ENNT shares and the Shares, SELLER shall cause to be delivered by Expidoc.com management agreements by and between Expidoc.com and Document Services Management, Inc., Scott Presta and Vince Rinehart. The management agreements, the form of which is attached hereto as EXHIBIT B-1, B-2 AND B-3 are incorporated herein by this reference.

     1.9 PURCHASER agrees to reinvest as consideration for the transactions contained herein the amount of fifty thousand dollars ($50,000) into Expidoc.com payable from the first fifty thousand dollars of profit received by PURCHASER by virtue of the ownership of the Shares.



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                                    ARTICLE 2

              REPRESENTATIONS AND COVENANTS OF SELLER AND PURCHASER

     2.1   SELLER hereby represents and warrants that:

           (a) The Shares sold hereunder have been duly authorized by the appropriate corporate action of COMPANY.

           (b) SELLER shall transfer title, in and to the Shares to PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

     2.2 On the Closing Date, SELLER shall deliver to each of the PURCHASER certificates representing 100% of the issued and outstanding Shares of the COMPANY, which shall contain a legend as follows:

           THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     2.3 PURCHASERS acknowledge and agree that SELLER makes no other representations or warranties with respect to the Shares or the COMPANY.

     2.4 SELLER has full power and authority to execute this Agreement and no further action will be necessary on his part to make this Agreement valid and binding upon SELLER in accordance with its terms.

     2.5   PURCHASERS represent and warrant to SELLER as follows:

           (a) PURCHASER has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by SELLER of the size contemplated. PURCHASERS have each had a full opportunity to inspect the books and records of the COMPANY and to make any and all inquiries of COMPANY officers and directors regarding the COMPANY and its business as PURCHASERS have deemed appropriate.

           (b) PURCHASERS are acquiring the Shares solely for their own account as principal, for investment purposes only and no other person or entity has a direct or indirect beneficial interest in such Shares. Each of the PURCHASERS represent that they have full power and authority to execute this Agreement and to consummate the transactions contemplated herein.

                                    ARTICLE 3

                        CLOSING AND DELIVERY OF DOCUMENTS

     3.1 CLOSING. The Closing shall be deemed to have occurred upon execution of this Agreement and tender of consideration to the Seller. Immediately upon such execution, the following shall occur as a single integrated transaction:

           (a) DELIVERY BY SELLER. SELLER shall deliver to PURCHASER the stock certificate and any and all other instruments of conveyance and transfer required by Section 1.3 to consummate the issuance of the Shares hereunder and as further described in Section 1.3.

           (b) DELIVERY BY PURCHASER. PURCHASER shall deliver the Purchase Price as required in Section 1.1.


                                    ARTICLE 4

                                  MISCELLANEOUS

     4.1 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.

     4.2 WAIVER AND AMENDMENT. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits


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           thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same.

     4.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     4.7 ATTORNEYS' FEES. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

                                              PURCHASER:

                                              Print name:        Mike Roth
                                                          ----------------------
                                              e-Net Financial.com Corporation

                                              By:           /s/ Mike Roth
                                                  ------------------------------
                                                        Title:President and CEO
                                                              ------------------
                                              SELLER:

                                                      /s/ Tony Tseng
                                              ----------------------------------
                                                        Tony Tseng

                                                     /s/ Christina Lee
                                              ----------------------------------
                                                         Christina Lee